Attachment A to Letter Agreement 6-1162-TRW-0664

MADP Option

Rights Aircraft Exercise Lead Time Exercise Date

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment B to Letter Agreement 6-1162-TRW-0664

QADP Option

Rights Aircraft Exercise Lead Time Exercise Date

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
